UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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3M Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
3M COMPANY
2021 Annual Meeting
Vote by May 10, 2021 10:59 PM CDT. For shares held in a
Plan, vote by May 9, 2021 10:59 PM CDT.

3M CENTER BLDG. 220-9E-02 ST. PAUL, MN 55144-1000

D34816-P50597-Z79240

You invested in 3M COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 11, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 27, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 11, 2021 8:30 A.M. CDT Virtually at: www.virtualshareholdermeeting.com/MMM2021

*	Many shareholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares online.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items			Recommends
1.	To elect 12 members to the Board of Directors, each for a term of one year.
Nominees:
	1a.	Thomas “Tony” K. Brown	For
	1b.	Pamela J. Craig	For
	1c.	David B. Dillon	For
	1d.	Michael L. Eskew	For
	1e.	James R. Fitterling	For
	1f.	Herbert L. Henkel	For
	1g.	Amy E. Hood	For
	1h.	Muhtar Kent	For
	1i.	Dambisa F. Moyo	For
	1j.	Gregory R. Page	For
	1k.	Michael F. Roman	For
	1l.	Patricia A. Woertz	For

2.	To ratify the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm.		For
3.	Advisory approval of executive compensation.		For
4.	To approve the amendment and restatement of 3M Company 2016 Long-Term Incentive Plan.		For
5.	Shareholder proposal on setting target amounts for CEO compensation.		Against
6.	Shareholder proposal on transitioning the Company to a public benefit corporation.		Against
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
As part of our precautions related to COVID-19, and to prioritize the health and well-being of our shareholders, the 2021 Annual Meeting will be held exclusively online at the designated platform. There will be no physical location for the meeting. To join the virtual-only Annual Meeting, you need to enter the 16-digit control number contained herein. At the virtual Annual Meeting, you or your proxyholder may participate, vote, type in your question, and examine a list of shareholders of record. If you wish to submit questions in advance of the online meeting, you may do so by using your 16-digit control number to access www.proxyvote.com.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D34817-P50597-Z79240